                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON D.C. 20549


                                FORM 8-K
                              ------------

                             CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES AND EXCHANGE ACT OF 1934

     Date of Report (Date of Earliest Event Reported): April 27, 1999



                             Summit Bancorp.
          (Exact Name of Registrant as Specified in its Charter)

        New Jersey                 1-6451                   22-1903313
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(State or other jurisdiction of  (Commission             (I.R.S. Employer
incorporation  or organization ) File number)           Identification No.)




                        301 Carnegie Center, P. O. Box 2066
                         Princeton ,  New Jersey 08543-2066
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                      (Address of Principal Executive Offices)
                                   (Zip Code)


                                (609) 987-3200
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               (Registrant's Telephone Number, including Area Code)

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Item 5.  Other  Events.

         In April 1999, the Registrant publicly reported its results of operations for the three-month period ended March 31, 1999. Filed herewith is a portion of the financial statements and notes thereto for such periods that will be included in the Registrant's Form 10-Q for the quarterly period ended
         March 31, 1999.



Item 7.  Financial Statements and Exhibits.

         (c.) Exhibits:

         (99.1) Consolidated balance sheets at March 31, 1999,
         December 31, 1998 and March 31, 1998. Consolidated statements of income for the three-month period ended March 31, 1999 and 1998. Notes to consolidated balance sheets and statements of income.

                                    1
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                                SIGNATURE


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  April 27, 1999                    	SUMMIT BANCORP.


					                              	By:  /s/ Paul V. Stahlin
                                            -----------------
                                             Paul V. Stahlin
              					              Senior Vice President and Comptroller
                                       (Principal Accounting Officer)

                                                                 Exhibit (99.1)
                                                                 Page 1
                       Summit Bancorp and Subsidiaries
                        Consolidated Balance Sheets
                                Unaudited
                              (In thousands)

                                            March 31,    December 31,  March 31,
                                               1999         1998         1998
Assets
Cash and due from banks                   $  1,000,977  $ 1,129,859  $ 1,242,254
Federal funds sold and securities purchased
  under agreements to resell                    11,701       28,829      101,096
Interest-bearing deposits with banks            27,407       26,360        6,852
Securities:
   Trading account securities                   10,217       12,553       26,913
   Securities available for sale             3,860,136    3,970,941    5,375,723
   Securities held to maturity               6,583,209    6,015,810    3,898,724
                                            ----------    ---------    ---------
  Total securities                          10,453,562    9,999,304    9,301,360
Loans (net of unearned discount):
   Commercial                                7,227,814    7,156,574    6,440,091
   Commercial mortgage                       2,922,418    2,888,597    2,809,233
   Residential mortgage                      5,612,161    5,719,305    5,770,620
   Consumer                                  5,391,314    5,362,101    4,251,983
                                            ----------   ----------   ----------
        Total loans                         21,153,707   21,126,577   19,271,927
   Less: Allowance for loan losses             328,302      322,814      301,264
                                            ----------   ----------   ----------
        Net loans                           20,825,405   20,803,763   18,970,663
                                            ----------   ----------   ----------
Premises and equipment                         299,961      270,843      244,406
Goodwill and other intangibles                 323,060      295,461      183,897
Accrued interest receivable                    196,223      195,708      179,685
Due from customers on acceptances               21,499       18,089       16,511
Other assets                                   317,582      333,098      307,966
                                            ----------   ----------   ----------
Total Assets                              $ 33,477,377  $33,101,314  $30,554,690
                                            ==========   ==========   ==========

Liabilities and Shareholders' Equity
Deposits:
    Non-interest bearing demand deposits  $  4,754,413  $ 4,933,787  $ 4,680,917
    Interest-bearing deposits:
        Savings and time deposits           17,644,605   17,250,295   16,681,913
        Commercial certificates of deposit
         $100,000 and over                     821,130      961,046      852,795
                                            ----------   ----------   ----------
            Total deposits                  23,220,148   23,145,128   22,215,625
                                            ----------   ----------   ----------
Other borrowed funds                         3,281,005    3,189,988    3,629,944
Accrued expenses and other liabilities         423,632      358,542      324,949
Accrued interest payable                        84,660       94,430       77,702
Bank acceptances outstanding                    21,499       18,089       16,511
Long-term debt                               3,734,392    3,572,710    1,588,592
                                            ----------   ----------   ----------
  Total liabilities                         30,765,336   30,378,887   27,853,323
Shareholders' equity:
  Common stock par value $ .80:
   Authorized 390,000 shares                   142,074      142,106      142,022
  Surplus                                      971,955    1,013,393    1,010,444
  Retained earnings                          1,794,863    1,728,135    1,531,659
  Employee stock ownership plan obligation      (2,750)      (3,394)     (3,932)
  Accumulated other comprehensive income,
   net of tax                                    9,488       12,087       21,174
  Treasury stock                              (203,589)    (169,900)           -
                                            -----------   ----------   ---------
  Total shareholders' equity                 2,712,041    2,722,427    2,701,367
                                            ----------   ----------   ----------
Total Liabilities and Shareholders' Equit $ 33,477,377  $33,101,314  $30,554,690
                                            ==========   ==========   ==========

Common shares at period end:
  Issued                                       177,593      177,632      177,528
  Treasury                                       4,901        3,873            -
  Outstanding                                  172,692      173,759      177,528

See accompanying Notes to Consolidated Balance Sheets and Statements of
Income

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
                                                               Exhibit (99.1)
                                                               Page 2                    Page 2
                          Summit Bancorp and Subsidiaries
                         Consolidated Statements of Income
                                    Unaudited
                       (In thousands, except per share data)

                                                           Three Months Ended
                                                                 March 31,
                                                             1999         1998
Interest Income
Loans                                                   $   403,667  $   380,309
Securities:
   Trading account securities                                    82          554
   Securities available for sale                             59,561       85,022
   Securities held to maturity                               96,540       62,606
                                                            -------      -------
     Total securities                                       156,183      148,182
Federal funds sold and securities purchased
   under agreements to resell                                   145          407
Deposits with banks                                             450          431
                                                            -------      -------
     Total interest income                                  560,445      529,329
                                                            -------      -------
Interest Expense
  Savings and time deposits                                 151,402      156,868
  Commercial certificates of deposit $100,000 and over       11,575       12,257
  Borrowed funds, including long-term debt                   92,124       71,046
                                                            -------      -------
      Total interest expense                                255,101      240,171
                                                            -------      -------
      Net interest income                                   305,344      289,158
  Provision for loan losses                                  16,500       15,000
                                                            -------      -------
      Net interest income after provision for loan losses   288,844      274,158
Non-Interest Income
  Service charges on deposit accounts                        30,076       30,284
  Service and loan fee income                                15,624       12,914
  Trust income                                               11,926       10,227
  Retail investment and insurance fees                       18,028       11,664
  Securities gains                                              217        1,426
  Other                                                      22,286       13,005
                                                            -------      -------
      Total non-interest income                              98,157       79,520
                                                            -------      -------
Non-Interest Expenses
  Salaries                                                   80,326       76,493
  Pension and other employee benefits                        30,017       26,618
  Furniture and equipment                                    22,451       20,367
  Occupancy, net                                             19,835       18,500
  Communications                                              9,618        9,532
  Advertising and public relations                            5,528        5,923
  Amoritization of goodwill and other intangibles             5,871        4,723
  Other                                                      31,791       29,497
                                                            -------      -------
     Total non-interest expenses                            205,437      191,653
                                                            -------      -------
Net Income before taxes                                     181,564      162,025
 Federal and state income taxes                              62,823       49,608
                                                            -------      -------
Net Income                                              $   118,741  $   112,417
                                                            =======      =======
Net Income per Common Share:
     Basic                                                     0.68  $      0.64
     Diluted                                            $      0.68         0.63

Average Common Shares Outstanding:
     Basic                                                  173,794      176,933
     Diluted                                                175,458      179,251


See accompanying Notes to Consolidated Balance Sheets and Statements of
Income

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                                                            Exhibit (99.1)
                                                            Page 3

                       Summit Bancorp and Subsidiaries
           Notes to Consolidated Balance Sheets and Statements of Income
                               (Unaudited)


1.) Acquisitions

On August 31, 1998, Summit Bancorp acquired W.M. Ross and Company, Inc., one of the largest privately held property and casualty insurance brokerage firms in New Jersey. The acquisition was accounted for as a purchase, with the issuance of 280 thousand shares of treasury stock.

On October 30, 1998, Summit Bancorp acquired Spectrum Financial Group, Inc., an employee benefits brokerage operation. Its operations are conducted through its wholly owned subsidiary known by its registered alternative name, Madison Consulting Group. The acquisition was accounted for as a purchase, with the issuance of 383 thousand shares of treasury stock.

On November 21, 1998, Summit Bancorp completed the acquisition of NSS Bancorp Inc. NSS Bancorp was headquartered in Norwalk, Connecticut and operated eight branches with $655 million in assets. This acquisition was accounted for as a purchase, with the issuance of 3.0 million shares of treasury stock.

On March 31, 1999, Summit Bancorp completed the acquisition of New Canaan Bank and Trust Company. New Canaan Bank and Trust Company was headquartered in New Canaan, Connecticut and operated four branches with $182 million in assets. This acquisition was accounted for as a purchase, with the issuance of 1.1 million shares of treasury stock.

On February 18, 1999, Summit Bancorp announced that it had entered into a definitive merger agreement to acquire Prime Bancorp. Prime Bancorp is a commercial bank headquartered in Fort Washington, Pennsylvania. The acquisition, which will be accounted for as a purchase is expected to be completed in the third quarter of 1999, subject to normal regulatory and Prime Bancorp shareholder approvals. Summit Bancorp expects to repurchase from time to time in the open market outstanding Summit Bancorp shares in a number equal to the approximate amount of common shares to be issued in the acquisition, or reissue treasury shares. The number of common shares to be repurchased or reissued will depend on market conditions and other factors.

2.) Net Income per Common Share

Basic net income per common share is calculated by dividing net income by the weighted average common shares outstanding during the period. Diluted net income per common share is computed similarly to that of basic net income per common share, except that the denominator is increased to include the number of additional common shares that would have been outstanding if all potentially dilutive common shares, principally stock options, were issued during the reporting period.

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
In thousands, except per share data              Three months ended March 31,
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                                                          1999          1998
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
Net Income                                              $118,741      $112,417
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Basic weighted-average common shares outstanding         173,794       176,933
Plus:Common stock equivalents                              1,664         2,318
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Diluted weighted-average common shares outstanding       175,458       179,251
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Net Income per common share:
Basic                                                   $   0.68      $   0.64
Diluted                                                     0.68          0.63
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